1 1 Third Quarter 2012 Conference Call Third Quarter 2012 Conference Call NASDAQ: QCOR Exhibit 99.3

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Today’s webcast, accompanying slide presentation
and archived replay is available online at
•
Telephone replay is available by dialing:
– U.S.: (855) 859-2056.
– International: (404) 537-3406.
– Passcode: 39696380
•
By webcast: At Questcor's investor relations website:
•
Today’s webcast, accompanying slide presentation
and archived replay is available online at
•
Telephone replay is available by dialing:
– U.S.: (855) 859-2056.
– International: (404) 537-3406.
– Passcode: 39696380
•
By webcast: At Questcor's investor relations website:
Conference Call Logistics

http://ir.questcor.com/
http://ir.questcor.com/events.cfm

Safe Harbor Statement
Note: Except for the historical information contained herein, this press release contains forward-looking statements that have been made pursuant to the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as
"believes," "continue," "could," "estimates," "expects," "growth," "may," "plans," "potential," “remain,” "should,"
"substantial" or "will" or the negative of such terms and other comparable terminology. These statements are only predictions. Actual events or results may differ materially. Factors that could cause or contribute to such differences include, but are not limited to, the following: Our reliance on Acthar for substantially all of our net sales and profits; Reductions in vials used per prescription resulting from changes in treatment regimens by physicians or patient compliance with physician recommendations; The complex nature of our manufacturing process and the potential for supply disruptions or other business disruptions ;The lack of patent protection for Acthar; and the possible FDA approval and market introduction of competitive products; Our ability to continue to generate revenue from sales of Acthar to treat on-label indications associated with NS, and our ability to develop other therapeutic uses for Acthar; Research and development risks, including risks associated with Questcor's work in the area of NS and potential work in the area of Rheumatology, and our reliance on third-parties to conduct research and development and the ability of research and development to generate successful results; Our ability to comply with federal and state regulations, including regulations relating to pharmaceutical sales and marketing practices; The results of any pending or future litigation, investigations or claims, including with respect to the investigation by the United States Attorney’s Office for the Eastern District of Pennsylvania regarding the Company’s promotional practices; Regulatory changes or other policy actions by governmental authorities and other third parties in connection with U.S. health care reform or efforts to reduce federal and state government deficits; Our ability to receive high reimbursement levels from third party payers; An increase in the proportion of our Acthar unit sales comprised of Medicaid-
eligible patients and government entities; Our ability to estimate reserves required for Acthar used by government entities and Medicaid-eligible patients and the impact that unforeseen invoicing of historical Medicaid prescriptions may have upon our results; Our ability to effectively manage our growth, including the expansion of our sales forces, and our reliance on key personnel; The impact to our business caused by economic conditions; Our ability to protect our proprietary rights; The risk of product liability lawsuits; Unforeseen business interruptions and security breaches; Volatility in Questcor's monthly and quarterly Acthar shipments, estimated channel inventory, and end-user demand, as well as volatility in our stock price; and
Other risks discussed in Questcor's annual report on Form 10-K for the year ended December 31, 2011 as filed with the
Securities and Exchange Commission, or SEC, on February 22, 2012, and other documents filed with the SEC.
The risk factors and other information contained in these documents should be considered in evaluating Questcor's prospects and future financial performance.

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335 paid NS scripts
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1,291 paid MS scripts
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102 paid IS scripts
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Financial results
– 5,590 vials shipped, up 92% YOY
– $140.3M in net sales, up 135% YOY
– $0.91 GAAP EPS (diluted), up 160% YOY
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335 paid NS scripts
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1,291 paid MS scripts
•
102 paid IS scripts
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Financial results
– 5,590 vials shipped, up 92% YOY
– $140.3M in net sales, up 135% YOY
– $0.91 GAAP EPS (diluted), up 160% YOY
3Q-12 Results

5 Growth in Shipped Vials 0 1,000 2,000 3,000 4,000 5,000 6,000 Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Q2-11 Q3-11 Q4-11 Q1-12 Q2-12 Q3-12 Shipped Vials Shipped Vials

Paid Rxs
Paid Rxs
NS Scripts-Strong Continued Growth
11
4
8 7
18
45
60
146
238
314
335
Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12
Notes: Historical trend information is not necessarily indicative of future results.  Chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart.

Notes: Historical trend information is not necessarily indicative of future results.  Acthar is marketed for the on-label indication of MS exacerbations in adults, though the chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart. About 5% of the prescriptions in the tables are for related conditions.
Notes: Historical trend information is not necessarily indicative of future results.  Acthar is marketed for the on-label indication of MS exacerbations in adults, though the chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart. About 5% of the prescriptions in the tables are for related conditions.
MS Scripts-Record of Consistent Growth
Paid Rxs
78
124
141
213
231
304
323
354
508
751
886
945
1,000
1,110
1,291
Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12

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Understanding the biological properties of Acthar
– Specific biochemical pathways, cells, and  tissues
– Immunomodulation and anti-inflammatory effects
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Further research related to on-label indications
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Possible new indications to explore
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Understanding the biological properties of Acthar
– Specific biochemical pathways, cells, and  tissues
– Immunomodulation and anti-inflammatory effects
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Further research related to on-label indications
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Possible new indications to explore
The Emerging Science Behind Acthar
Preclinical and Clinical Studies

•
335 paid NS scripts
•
1,291 paid MS scripts
•
102 paid IS scripts
•
Financial results
– 5,590 vials shipped, up 92% YOY
– $140.3M in net sales, up 135% YOY
– $0.91 GAAP EPS (diluted), up 160% YOY
•
335 paid NS scripts
•
1,291 paid MS scripts
•
102 paid IS scripts
•
Financial results
– 5,590 vials shipped, up 92% YOY
– $140.3M in net sales, up 135% YOY
– $0.91 GAAP EPS (diluted), up 160% YOY
3Q-12 Results

10 10 Third Quarter 2012 Conference Call Third Quarter 2012 Conference Call NASDAQ: QCOR